Income taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Basis of taxation
The Israeli corporate tax rate was 23% for the years ended December 31, 2019, 2020 and 2021.
The Law for the Encouragement of Capital Investments, 1959, (the "Israeli Investment Law"), provides certain incentives for capital investments in production facilities (or other eligible assets).

Amendment 73 to the Israeli Investment Law provides for a preferred income tax rate of either 6% or 12% on income derived from certain intangible assets, subject to certain eligibility criteria. Amendment 73 provides that a technology company satisfying certain conditions should qualify as a “Preferred Technology Enterprises" ("PTE"), granting a 12% tax rate in central Israel on income deriving from Benefited Intangible Assets, subject to certain conditions, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports to large markets. PTE is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion.

The Company’s subsidiaries are separately taxed under the domestic tax laws of the jurisdiction of incorporation of each entity.
The Company has received final income tax assessments in Israel through the year ended December 31, 2015 that are subject to the statute of limitations.
The Company is qualified as an “industrial company” under the Israeli Law for the Encouragement of Industry (Taxation), 1969, and is eligible for certain tax benefits including amortization of goodwill and deduction of IPO issuance costs for tax purposes over .
The components of the net loss before the provision for income taxes for the years ended December 31, 2019, 2020 and 2021 were as follows:

	December 31,
	2019	2020	2021
Domestic	$(19,014)	$(23,959)	$(69,245)
Foreign	1,765	2,603	1,247
Total net loss	$(17,249)	$(21,356)	$(67,998)

The provision for income taxes for the years ended December 31, 2019, 2020 and 2021 was as follows:

	December 31,
	2019	2020	2021
Current:
Domestic	$—	$—	$11
Foreign	272	375	569
Total current income tax expense	272	375	580
Deferred:
Domestic	—	—	—
Foreign	186	265	401
Total deferred income tax expense	186	265	401
Total provision for income taxes	$458	$640	$981

A reconciliation of the Company’s theoretical income tax expense to actual income tax expense for the years ended December 31, 2019, 2020 and 2021 is as follows:

	December 31,
	2019		2020		2021
	Tax	Rate	Tax	Rate	Tax	Rate
Theoretical tax benefit	$(3,967)	23%	$(4,912)	23%	$(15,640)	23%
Increase (decrease) in effective tax rate due to:
Change in valuation allowance	3,863	(23)	4,283	(20)	13,598	(20)
Effect of entities with different tax rates	11	0	68	0	125	0
Non-deductible expenses	564	(3)	1,294	(6)	2,439	(4)
Change in tax reserve for uncertain tax positions	60	0	60	0	101	0
Other	(73)	0	(153)	0	358	(1)
Total effective income taxes	$458	(3)%	$640	(3)%	$981	(2)%

The provision for income taxes recorded in the consolidated statement of comprehensive income (loss) was $272, $375 and $580 for years ended December 31, 2019, 2020 and 2021, respectively. The provision for income taxes consisted primarily of income taxes related to the United States, the United Kingdom and other foreign jurisdictions in which the Company conducts business.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The following table presents the significant components of the Company’s deferred tax assets and liabilities:

	December 31,
	2019	2020	2021
Deferred tax assets:
Net operating loss carryforwards	$25,632	$29,824	$41,699
Research and development expenses and other	4,348	4,817	7,995
Accruals and reserves	557	1,068	1,553
Share-based compensation	119	265	669
Issuance costs	—	—	2,368
Other	—	—	97
Gross deferred tax assets	30,656	35,974	54,381
Valuation allowance	(29,983)	(34,266)	(51,417)
Total deferred tax assets	$673	$1,708	$2,964
Deferred tax liabilities:
Intangible assets	—	—	(3,342)
Deferred contract acquisition costs	(736)	(2,012)	(2,269)
Property and equipment	(121)	(129)	(212)
Other	(19)	(18)	—
Gross deferred tax liabilities	(876)	(2,159)	(5,823)
Net deferred taxes	$(203)	$(451)	$(2,859)
Net operating loss carryforwards
As of December 31, 2021, the Company had generated Israeli net operating loss carryforwards (“NOLs”) of approximately $174,716, which may be carried forward and offset against taxable income in the future for an indefinite period.
As of December 31, 2021, the Company had utilized all of its net operating loss carryforwards in the United States and in other jurisdictions in which it operates. As a result of the Embee acquisition, the Company has acquired certain net operating losses of approximately $4,946, which do not expire. Section 382 of the Internal Revenue Code of 1986, as amended (“IRC Section 382”), imposes restrictions on the utilization of net operating loss carryforwards in the event of an “ownership change” of a corporation. Accordingly, the utilization of the U.S. federal and state net operating loss carryforwards may be subject to substantial annual limitation due to the ownership change limitations provided by IRC Section 382 and similar state provisions.
A valuation allowance is provided when it is more likely than not that the deferred tax assets will not be realized. The Company has established a valuation allowance to offset certain deferred tax assets at December 31, 2020 and 2021 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets. The net change in the total valuation allowance for the years ended December 31, 2019, 2020 and 2021 was an increase of $3,863, $4,283 and $17,151, respectively.
As of December 31, 2021, $6,523 of undistributed earnings held by the Company’s foreign subsidiaries are designated as indefinitely reinvested. The Company did not recognize deferred taxes liabilities on undistributed earnings of its foreign subsidiaries as the Company intends to indefinitely reinvest those earnings.
Unrecognized tax positions
In accordance with the provisions of ASC 740, Income Taxes, the Company recognizes the effect of income tax positions only if those positions are more likely than not to be sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.
The following table shows the changes in the gross amount of unrecognized tax benefits as of December 31, 2019, 2020 and 2021.

Unrecognized Tax positions
Balance as of January 1, 2019	$182
Increases related to current year tax positions	60
Balance as of December 31, 2019	242
Increases related to current year tax positions	60
Balance as of December 31, 2020	302
Increases related to current year tax positions	101
Balance as of December 31, 2021	$403

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2019, 2020 and 2021, the Company has accumulated $62, $77 and $115, respectively in interest and penalties related to uncertain tax positions.
The Company currently does not expect uncertain tax positions to change significantly over the next 12 months, except in the case of settlements with tax authorities, the likelihood and timing of which is difficult to estimate.